Quarterly Report
February 28, 2023
MFS®  Emerging Markets
Equity Fund
FEM-Q3

Portfolio of Investments
2/28/23 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.8%
Alcoholic Beverages – 4.9%
Ambev S.A., ADR	27,223,658	$69,420,328
China Resources Beer Holdings Co. Ltd.	10,972,000	81,003,312
Jiangsu Yanghe Brewery JSC Ltd., “A”	801,944	19,647,016
Kweichow Moutai Co. Ltd., “A”	410,809	107,372,498
Wuliangye Yibin Co. Ltd.	1,426,435	42,019,749
		$319,462,903
Automotive – 2.1%
BYD Co. Ltd.	954,500	$25,682,269
Hero MotoCorp Ltd.	1,476,071	43,194,283
Mahindra & Mahindra Ltd.	4,586,046	70,432,080
		$139,308,632
Biotechnology – 0.9%
Hugel, Inc. (a)(h)	637,003	$62,147,808
Brokerage & Asset Managers – 1.1%
B3 Brasil Bolsa Balcao S.A.	34,875,100	$70,277,112
Moscow Exchange MICEX-RTS PJSC (a)(u)	65,313,565	0
		$70,277,112
Business Services – 4.5%
Cognizant Technology Solutions Corp., “A”	1,149,184	$71,973,394
Kingsoft Cloud Holdings, ADR (a)(l)	2,935,686	11,302,391
Tata Consultancy Services Ltd.	3,248,506	130,181,910
Tech Mahindra Ltd.	5,979,692	79,585,764
		$293,043,459
Chemicals – 1.8%
UPL Ltd.	13,798,965	$115,876,753
Computer Software – 3.0%
NAVER Corp.	627,957	$98,945,048
NetEase, Inc., ADR	1,261,619	97,952,099
		$196,897,147
Computer Software - Systems – 7.3%
Hon Hai Precision Industry Co. Ltd.	32,526,000	$107,816,866
Samsung Electronics Co. Ltd.	8,134,422	372,526,713
		$480,343,579
Conglomerates – 0.6%
LG Corp.	605,500	$37,659,286
Construction – 4.5%
Anhui Conch Cement Co. Ltd.	14,713,500	$53,984,865
Gree Electric Appliances, Inc., “A”	13,911,038	71,205,013
Midea Group Co. Ltd., “A”	6,317,532	47,758,845
Techtronic Industries Co. Ltd.	8,072,500	80,268,381
Zhejiang Supor Co. Ltd., “A”	4,778,152	39,199,382
		$292,416,486
Consumer Products – 0.5%
AmorePacific Corp.	289,371	$30,265,593

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 9.5%
Delta Electronics, Inc.	7,404,000	$69,272,245
SK Hynix, Inc.	239,875	16,206,178
Taiwan Semiconductor Manufacturing Co. Ltd.	32,261,695	534,836,140
		$620,314,563
Energy - Independent – 0.5%
Reliance Industries Ltd.	1,173,378	$32,966,148
Energy - Integrated – 5.1%
China Petroleum & Chemical Corp.	195,536,000	$99,892,904
Galp Energia SGPS S.A., “B”	7,930,688	96,968,584
LUKOIL PJSC (a)(u)	1,176,212	0
Petroleo Brasileiro S.A., ADR	9,886,691	109,643,403
Petroleo Brasileiro S.A., ADR	2,847,258	27,789,238
		$334,294,129
Engineering - Construction – 0.7%
Doosan Bobcat, Inc.	1,692,963	$48,489,173
Food & Beverages – 3.6%
Gruma S.A.B. de C.V.	3,887,053	$56,980,651
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	21,511,200	94,421,874
Orion Corp.	615,825	58,173,531
Tingyi (Cayman Islands) Holding Corp.	16,898,000	27,297,200
		$236,873,256
Food & Drug Stores – 0.6%
BIM Birlesik Magazalar A.S.	3,714,541	$26,809,210
Raia Drogasil S.A.	2,478,574	10,737,197
		$37,546,407
Forest & Paper Products – 0.6%
Suzano S.A.	3,995,000	$36,428,827
Insurance – 5.9%
AIA Group Ltd.	9,685,200	$102,720,323
Discovery Ltd. (a)	6,364,850	51,899,607
Ping An Insurance Co. of China Ltd., “H”	19,557,500	132,801,838
Samsung Fire & Marine Insurance Co. Ltd.	623,351	101,045,751
		$388,467,519
Internet – 6.7%
Baidu, Inc., ADR (a)	161,067	$22,177,315
MakeMyTrip Ltd. (a)	1,441,138	37,354,297
Tencent Holdings Ltd.	8,681,100	380,006,875
		$439,538,487
Leisure & Toys – 0.3%
NCsoft Corp.	50,928	$16,722,627
VTech Holdings Ltd.	148,600	815,942
		$17,538,569
Machinery & Tools – 0.2%
AirTAC International Group	313,000	$10,969,629

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – 2.7%
Banco Bradesco S.A., ADR	7,951,655	$20,117,687
Bandhan Bank Ltd. (a)	15,092,506	42,155,135
Erste Group Bank AG	1,681,765	66,135,867
Nedbank Group Ltd.	3,746,629	47,040,442
		$175,449,131
Medical & Health Technology & Services – 0.2%
Burning Rock Biotech Ltd., ADR (a)(l)	3,436,036	$11,201,477
Metals & Mining – 1.9%
PT United Tractors Tbk	47,714,300	$87,293,703
Vale S.A., ADR	2,125,656	34,733,219
		$122,026,922
Natural Gas - Distribution – 0.8%
China Resources Gas Group Ltd.	12,744,400	$53,741,641
Network & Telecom – 0.2%
GDS Holdings Ltd., “A” (a)	4,455,900	$10,910,694
Other Banks & Diversified Financials – 9.8%
China Construction Bank Corp.	141,432,490	$86,487,624
China Merchants Bank Co Ltd. “A”	5,804,300	31,207,083
Credicorp Ltd.	665,397	84,784,886
Emirates NBD PJSC	12,701,689	47,029,204
Grupo Financiero Inbursa S.A. de C.V. (a)	6,159,739	12,783,062
HDFC Bank Ltd.	6,492,607	125,630,679
KB Financial Group, Inc.	1,060,149	41,100,052
Komercní banka A.S.	617,718	20,840,716
Kotak Mahindra Bank Ltd.	4,734,606	99,039,132
Muthoot Finance Ltd.	1,265,556	14,889,524
Sberbank of Russia PJSC (a)(u)	50,760,059	0
SK Square Co. Ltd. (a)	582,191	16,872,870
Tisco Financial Group PCL	20,356,300	59,327,242
		$639,992,074
Pharmaceuticals – 0.3%
Genomma Lab Internacional S.A., “B”	24,720,693	$19,955,983
Precious Metals & Minerals – 0.9%
Gold Fields Ltd., ADR	4,453,683	$40,483,979
Polymetal International PLC (a)	6,292,661	18,468,667
		$58,952,646
Real Estate – 1.9%
Emaar Properties PJSC	47,029,028	$71,700,350
ESR Group Ltd.	15,618,600	26,543,701
Hang Lung Properties Ltd.	15,011,000	28,953,365
		$127,197,416
Restaurants – 2.5%
Yum China Holdings, Inc.	2,842,152	$166,919,587
Specialty Chemicals – 0.5%
Saudi Basic Industries Corp.	1,365,140	$32,194,553

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – 8.3%
Alibaba Group Holding Ltd. (a)	21,431,548	$236,174,600
JD.com, Inc., “A”	1,162,109	25,716,403
JD.com, Inc., ADR	114,190	5,074,604
Lojas Renner S.A.	22,249,577	79,258,633
Meituan, “B” (a)	1,342,350	23,274,879
Multiplan Empreendimentos Imobiliarios S.A.	6,652,459	31,982,426
Vipshop Holdings Ltd., ADR (a)	4,256,778	63,383,424
Walmart de Mexico S.A.B. de C.V.	20,455,043	80,505,432
		$545,370,401
Telecommunications - Wireless – 2.2%
Advanced Info Service Public Co. Ltd.	5,980,600	$34,183,318
Etihad Etisalat Co.	5,695,625	59,344,447
PT Telekom Indonesia	210,169,400	53,472,608
		$147,000,373
Telephone Services – 0.7%
Hellenic Telecommunications Organization S.A.	3,156,456	$48,476,216
Total Common Stocks		$6,400,514,579
Investment Companies (h) – 2.0%
Money Market Funds – 2.0%
MFS Institutional Money Market Portfolio, 4.55% (v)	129,649,174	$129,649,174
Collateral for Securities Loaned – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.59% (j)	2,240,793	$2,240,793

Other Assets, Less Liabilities – 0.2%		12,640,448
Net Assets – 100.0%		$6,545,044,994
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $191,796,982 and $6,340,607,564, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
PCL	Public Company Limited
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
2/28/23 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$2,067,817,461	$—	$—	$2,067,817,461
South Korea	900,154,630	—	—	900,154,630
India	791,305,705	—	—	791,305,705
Taiwan	107,816,866	615,078,014	—	722,894,880
Brazil	490,388,070	—	—	490,388,070
Hong Kong	239,301,712	—	—	239,301,712
Mexico	170,225,128	—	—	170,225,128
Indonesia	140,766,311	—	—	140,766,311
South Africa	139,424,028	—	—	139,424,028
Other Countries	644,726,094	93,510,560	0	738,236,654
Mutual Funds	131,889,967	—	—	131,889,967
Total	$5,823,815,972	$708,588,574	$0	$6,532,404,546
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 5/31/22	$9,364,582
Change in unrealized appreciation or depreciation	(9,364,582)
Balance as of 2/28/23	$0
The net change in unrealized appreciation or depreciation from investments held as level 3 at February 28, 2023 is $(9,364,582). At February 28, 2023, the fund held three level 3 securities.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
Hugel, Inc.	$47,738,861	$20,596,442	$8,793,023	$(6,758,440)	$9,363,968	$62,147,808
MFS Institutional Money Market Portfolio	149,697,470	1,216,027,763	1,236,090,597	14,000	538	129,649,174
	$197,436,331	$1,236,624,205	$1,244,883,620	$(6,744,440)	$9,364,506	$191,796,982
Affiliated Issuers	Dividend Income	Capital Gain Distributions
Hugel, Inc.	$—	$—
MFS Institutional Money Market Portfolio	2,208,987	—
	$2,208,987	$—

Supplemental Information (unaudited) – continued
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of February 28, 2023, are as follows:
China	31.6%
South Korea	13.8%
India	12.1%
Taiwan	11.1%
Brazil	7.5%
Hong Kong	3.7%
United States	3.2%
Mexico	2.6%
Indonesia	2.2%
Other Countries	12.2%
(4) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.